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                                                                    Exhibit 24.1
                                                                    ------------


                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of Allen J. Berning and William J. Kullback, with full power to each act without the other, his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the offering of 5,540,864 shares of Common Stock of Pemstar Inc. pursuant to the Pemstar Inc. 1994 Stock Option Plan, 1995 Stock Option Plan, 1997 Stock Option Plan, 1999 Amended and Restated Stock Option Plan, 2000 Stock Option Plan and 2000 Employee Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on this 15th day of August, 2000, by the following persons:


                Signature                                   Title
                ---------                                   -----

     /s/ Allen J. Berning               Chairman, Chief Executive Officer and
---------------------------------
     Allen J. Berning                   Director (principal executive officer)


     /s/ William J. Kullback            Chief Financial Officer
---------------------------------
     William J. Kullback                (principal financial officer and
                                        principal accounting officer)


     /s/ Gary L. Linbeck                Director
---------------------------------
     Gary L. Lingbeck


     /s/ Karl D. Shurson                Director
---------------------------------
     Karl D. Shurson


     /s/ Thomas A. Burton               Director
---------------------------------
     Thomas A. Burton


     /s/ Steve V. Petracca              Director
---------------------------------
     Steve V. Petracca


     /s/ Robert R. Murphy               Director
---------------------------------
     Robert R. Murphy


     /s/ David L. Sippel                Director
---------------------------------
     David L. Sippel